Exhibit 10.2


                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

         THIS AMENDMENT ("Amendment"), dated as of November 16, 2005 to the Employment Agreement, dated as of July 1, 2000, as amended as of July 1, 2002 (the "Agreement"), between The Estee Lauder Companies Inc., a Delaware corporation ("the "Company"), and Leonard A. Lauder, a resident of New York, New York (the "Executive").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Executive and the Company are parties to the Agreement;
and

         WHEREAS, the Company and the Executive wish to amend the Agreement to adjust the compensation as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.   Base Salary.

     For fiscal years beginning on or after July 1, 2005, Base Salary shall be paid to the Executive at an annual rate equal to $1,440,000.

2.   Miscellaneous.

     a. Except as provided above, all other terms and conditions of the Agreement shall remain the same.

     b. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement, except to the extent the term is modified herein.

     c. This Amendment shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.



                                         THE ESTEE LAUDER COMPANIES INC.


                                         By: /s/ Amy DiGeso
                                             ----------------------------------
                                             Name: Amy DiGeso
                                             Title: Senior Vice President -
                                                    Global Human Resources



                                             /s/ Leonard A. Lauder
                                             ----------------------------------
                                             Leonard A. Lauder